TransMark Optimum Choice® Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated March 10, 2010

to the

Prospectus Dated May 1, 2003

Effective after close of business March 12, 2010, the OpCap Managed Portfolio and the NACM Small Cap Portfolio (the “Subaccounts”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those Subaccounts after March 12, 2010.

If you have any amount in the Subaccounts on March 13, 2010, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;

•	withdraw amounts from the Subaccounts; and

•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or automatic asset rebalancing) directing us to invest in the OpCap Managed portfolio or the NACM Small Cap Portfolio, you need to provide us with new instructions for amounts that would have otherwise gone into those subaccounts.

As always, the availability of any subaccount as an investment option, including the OpCap Managed Portfolio and the NACM Small Cap Portfolio, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

TransMark Optimum Choice® Variable Annuity dated May 1, 2003